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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        JANUARY 26, 2001
                                                 ----------------------------


                          ALEXION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                   0-27756                    13-3648318
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)              Identification No.)



     352 KNOTTER DRIVE, CHESHIRE CT                             06410
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:       (203) 272-2596
                                                     ------------------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On January 26, 2001 and January 29, 2001, Alexion Pharmaceuticals, Inc. issued the press releases filed herewith as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS.

         99.1     Press Release dated January 26, 2001.

         99.2     Press Release dated January 29, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           ALEXION PHARMACEUTICALS, INC.
Date: January 29, 2001     By:  /s/ Leonard Bell, M.D.
                               -------------------------
                           Name: Leonard Bell, M.D.
                           Title:  President, Chief Executive Officer,
                                   Secretary and Treasurer